UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2005 (March 3, 2005)

S WIND-UP CORPORATION

(Exact name of registrant as specified in charter)

Delaware	0-25315	94-3225290
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

P.O. BOX B.D.

LOS ALTOS, CA 94023

(Address of principal executive offices) (Zip code)

(650) 599-5846

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 3, 2005, S Wind-up Corporation (the “Company”) appointed Burr, Pilger & Mayer, LLP (“BPM”) as its new independent registered public accounting firm, to perform auditing and review services for its fiscal year ending December 31, 2004.

During the Company’s prior two fiscal years and during the current fiscal year through March 3, 2005, the Company did not consult with BPM regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, (b) the type of audit opinion that might be rendered on the Company’s financial statements, or (c) any matter which was the subject of either a disagreement or a reportable event as such terms are defined in Item 304(a)(1) of Regulation S-K and its related instructions.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S WIND-UP CORPORATON

/s/ Irv H. Lichtenwald
Date: March 7, 2005	Director

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